UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2008

NORTH CENTRAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Iowa	0-27672	42-1449849
(State of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

825 Central Avenue
Fort Dodge, Iowa 50501
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (515) 576-7531

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

On December 19, 2008, North Central Bancshares, Inc. (the “Company”) announced it  received preliminary approval from the U.S. Treasury Department to participate in the Troubled Asset Relief Program Capital Purchase Program.  A copy of the press release dated December 19, 2008 announcing the preliminary approval is attached as Exhibit 99.1. The press release contains forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ.

The Company’s news release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

99.1           Press release issued by the Company on December 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH CENTRAL BANCSHARES, INC.

Date: December 19, 2008	By:	/s/ David M. Bradley
David M. Bradley
Chairman, President and Chief Executive Officer